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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) August 8, 2006

                             SUREWEST COMMUNICATIONS
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             (Exact Name of Registrant as Specified in Its Charter)

                                   California
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                 (State or Other Jurisdiction of Incorporation)

                 0-556                                   68-0365195
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        (Commission File Number)             (IRS Employer Identification No.)

  200 Vernon Street, Roseville, California                  95678
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  (Address of Principal Executive Offices)               (Zip Code)

                                 (916) 772-2000
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 2  FINANCIAL INFORMATION

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      On August 8, 2006, SureWest Communications issued a press release announcing its financial results for the quarter ended June 30, 2006. The company's press release announcing the results is attached hereto as Exhibit
99.1. The information contained in this Current Report, including the exhibit, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference into any filing of SureWest Communications, whether made before of after the date hereof, regardless of any general incorporation language in such filing.

      The press release contains non-GAAP financial measures, including operating earnings before interest, taxes, depreciation and amortization, which are not prepared in accordance with GAAP. Operating EBITDA represents net income excluding amounts for income taxes, depreciation and amortization and all other non-operating income/expenses, and is a common measure of operating performance in the telecommunications industry. Operating EBITDA is not a measure of financial performance under generally accepted accounting principles and should not be construed as a substitute for consolidated net income as a measure of performance. A reconciliation of Operating EBITDA to comparable GAAP financial measures is included in the financial tables that are part of the press release.

SECTION 9  FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

      (d)    Exhibits

      Exhibit 99.1 Press Release dated August 8, 2006.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  SUREWEST COMMUNICATIONS


Date: August 8, 2006                              By: /s/ Philip A. Grybas
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                                                      Senior Vice President and
                                                      Chief Financial Officer